UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) : June 18, 2020

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-37538	47-4456296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 1150, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 18, 2020, Four Corners Property Trust, Inc. (the “Company”) issued a press release providing an update on the impact of COVID-19 on its business. The Company's press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 to this Form 8-K is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As previously disclosed on June 18, 2020, the Company provided an update on the impact of COVID-19 on its business as of 18, 2020. All information is as of such date unless otherwise indicated.

Real Estate Portfolio Update

As of June 18, 2020, FCPT has received April, May and June rent payments measuring approximately 91%, 87% and 87%, respectively, of our portfolio’s contractual base rent for those months. In addition, we have agreed in principle to rent deferral requests with tenants representing approximately 10% of our portfolio, as measured by contractual base rent as of June 18, 2020, and the portion of deferred rent itself represents less than 1.2% of contractual annual base rent as of June 18, 2020. As of June 18, 2020, FCPT has collected rent or permitted deferrals equal to approximately 94% of contractual base rent for the second quarter. The majority of rent deferrals granted to tenants require the full rent amount to be paid back to FCPT in the near-term.

FCPT has conditioned granting any rent deferral requests on requiring the tenant to provide FCPT with favorable revisions to lease terms such as, but not limited to, providing additional financial information, agreeing to extend the current term of the lease, enhancing the lease guarantee, or consenting to more favorable rent escalations in the future.

As previously disclosed, the situation surrounding the COVID-19 pandemic remains fluid, and although we are actively managing our response in collaboration with tenants, government officials and business partners and assessing potential impacts to our financial position and operating results, as well as potential adverse developments in our business, the ultimate consequences of the COVID-19 pandemic on our business, including our rent collections, remains unknown.

Liquidity Update

As previously announced on March 31, 2020, FCPT recently entered into agreements to issue $125 million of senior unsecured notes (the “Notes”). The Notes consist of $75 million of notes with a ten-year term, which funded on April 8, 2020, mature on April 8, 2030, and are priced at a fixed interest rate of 3.20%, and $50 million of notes with a nine-year term, which funded on June 9, 2020, mature on June 9, 2029, and are priced at a fixed interest rate of 3.15%. These notes were issued at par value.

On June 9, 2020, FCPT repaid the entire $98 million outstanding amount on its credit facility. After giving effect to this repayment, FCPT had approximately $27 million in cash and cash equivalents on hand and $250 million of remaining availability under its revolving credit facility as of June 18, 2020. FCPT also has no near-term debt maturities.

As previously disclosed on May 29, 2020, FCPT will maintain its second quarter dividend at $0.305 per share.

Cautionary Note Regarding Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2019, as supplemented by the risk factor described under “Part II, Item 1A. Risk Factors” in FCPT’s quarterly report on Form 10-Q for the quarter ended March 31, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission

Although FCPT received the substantial majority of rents owed to it in April, May and June, the COVID-19 pandemic may affect its tenants and properties in a variety of ways that are difficult to predict. These trends may influence the ability or willingness of certain of FCPT’s tenants to pay rent in full or on a timely basis. Numerous state, local, federal and industry-initiated efforts have also affected or may affect landlords and their ability to collect rent and or enforce remedies for the failure to pay rent. As such, FCPT cannot guarantee its rent collections for future periods.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release Dated June 18, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ JAMES L. BRAT
James L. Brat Chief Transaction Officer, General Counsel and Secretary
Date: June 18, 2020

EXHIBIT LIST

Exhibit No.	Exhibit Description

99.1	Press Release Dated June 18, 2020